AMENDED AND RESTATED
BYLAWS
OF
ADVANCE NANOTECH, INC.

ARTICLE I
Offices and Agents

1. **Principal Office**. The principal office of the Corporation may be located within or without the State of Colorado, as designated by the Board of Directors (hereafter, the "**Board**"). The Corporation may have other offices and places of business at such places within or without the State of Colorado as shall be determined by the Board from time to time.

2. **Registered Agent**. The Corporation shall maintain a registered agent in the State of Colorado as required by the Colorado Business Corporation Act (hereafter, the "**Act**"). Such registered agent may be changed from time to time as provided by the Act.

ARTICLE II
Shareholders Meetings

1. **Annual Meetings**. An annual meeting of the Corporation's shareholders shall be held for the purpose of electing directors and transacting such other corporate business as may come before the meeting. The date and time of the annual meeting shall be determined by resolution of the Board. If the election of directors is not held as provided herein at any annual meeting of the shareholders, or at any adjournment thereof, the Board shall cause the election to be held at a special meeting of the shareholders as soon thereafter as it may conveniently be held.

2. **Special Meetings**. Unless otherwise prescribed by the Act, special meetings of the shareholders of the Corporation may be called at any time by the chairman of the Board, by the chief executive officer, by the president, by resolution of the Board or upon receipt of a written demand for a meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least ten percent (10%) of all votes entitled to be cast on any issue proposed to be considered at the meeting. Business conducted at a special meeting of shareholders shall be limited to the purposes provided in the notice of such meeting.

3. **Place of Meeting**. Meetings of the shareholders of the Corporation may be held at any place, either within or without the State of Colorado, as may be designated by resolution of the Board. Except as limited by the following sentence, the person or persons calling any special meeting of the shareholders may designate any place, within or without the State of Colorado, as the place for the meeting. If no designation is made or if a special meeting shall be called other than by the Board, the chairman of the Board, the chief executive officer or the president, the place of meeting shall be the principal office of the Corporation.

4. **Notice of Meeting**. Except as otherwise provided in these Amended and Restated Bylaws (the "bylaws") or by the Act, notice stating the date, time and place of an annual or special meeting shall be given no fewer than ten (10) and no more than sixty (60) days before the date of the meeting, except that if the number of authorized shares is to be increased, at least thirty (30) days' notice shall be given. Notice shall be given personally or by mail, private carrier, telephone (if reasonable under the circumstances), telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication by or at the direction of the chief executive officer, the president, the secretary, or the officer or other person calling the meeting to each shareholder of record entitled to vote at such meeting. Such notice shall be deemed to be given and effective when deposited in the United States mail, addressed to the shareholder at his or her address as it appears in the Corporation's current record of shareholders. If notice is given other than by mail, the notice is given and effective on the date received by the shareholder. If three successive notice given to a shareholder pursuant to this Section 4 have been

returned undeliverable, no further notices to such shareholder shall be necessary until another address for the shareholder is made known to the corporation.

Notice of a special meeting shall include a description of the purpose or purposes for which the meeting is called. Notice of an annual meeting need not include a description of the purpose or purposes of the meeting except when the purpose of the meeting is to consider one or more of the following: (i) an amendment to the Articles of Incorporation of the Corporation, (ii) a merger or share exchange in which the Corporation is a party and, with respect to a share exchange, in which the Corporation's shares will be acquired, (iii) the sale, lease, exchange or other disposition, other than in the usual and regular course of business, of all or substantially all of the property of the Corporation or of another entity which the Corporation controls, in each case with or without goodwill, (iv) the dissolution of the Corporation or (v) any other purpose for which a statement of purpose is required by the Act.

When a meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed under the Act, notice of the adjourned meeting shall be given to persons who are shareholders as of the new record date. At the adjourned meeting, the Corporation may conduct any business which may have been property conducted at the original meeting.

5. **Waiver of Notice**. A shareholder may waive any notice, whether before or after the date or time stated in the notice as the date or time when any action will occur or has occurred. The waiver shall be in writing signed by the shareholder entitled to notice, and shall be delivered to the Corporation for inclusion in the minutes or filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver. A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice; and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

6. **Fixing of Record Date**. The Board may fix in advance a date as the record date for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend or in order to make a determination of shareholders for any other proper purpose, such date in any case to be not more than seventy (70) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, the date on which notice of the meeting is mailed, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section 6 such determination shall apply to any adjournment thereof. Notwithstanding the foregoing, the record date for determining the shareholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the Corporation.

7. **Voting List**. After fixing a record date, the officer or agent having charge of the stock transfer books for shares of the Corporation shall, by the earlier of within two business days after notice of a meeting is given or ten (10) days before each meeting of shareholders, prepare a complete list of the shareholders entitled to vote at such meeting (or any adjournment thereof) arranged in alphabetical order by voting groups and within each voting group by class or series, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the principal office of the Corporation, whether within or without the State of Colorado. A shareholder, his agent or attorney may inspect and copy the list during regular business hours and during the period it is available for inspection, provided, (i) the shareholder has been a shareholder for at least three (3) months immediately preceding the demand or holds at least five percent (5%) of all outstanding

shares of any class of shares as of the date of the demand, (ii) the demand is made in good faith and for a purpose reasonably related to the demanding shareholder's interest as a shareholder, (iii) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect, and (iv) the records are directly connected with the described purpose. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder for any purpose germane to the meeting during the whole time of the meeting and any adjournment. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

8. **Proxies**. At all meetings of shareholders, a shareholder may vote his or her shares in person or by proxy by signing an appointment form either personally or by his duly authorized attorney-in-fact. A shareholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written statement of the appointment to the proxy, to a proxy solicitor, proxy support service organization or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the Corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. The proxy appointment form shall be filed with the Secretary of the Corporation by or at the time of the meeting. The appointment of a proxy is effective against the Corporation when received by the Corporation and is valid for eleven (11) months unless a different period is expressly provided in the appointment form. Any complete copy, including an electronically transmitted facsimile, of an appointment of a proxy may be substituted for or used in lieu of the original appointment for any purpose for which the original appointment could be used.

An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest. Appointments coupled with an interest include the appointment of any of the following persons or their designees: (i) A pledgee; (ii) A person who purchased or agreed to purchase the shares; (iii) A creditor of the corporation who extended credit to the corporation under terms requiring the appointment; (iv) An employee of the corporation whose employment contract requires the appointment; or (v) A party to a voting agreement created under section 7-107-302 of the Act.

An appointment of a proxy is revoked when the interest with which it is coupled is extinguished, but such revocation of authority does not affect the right of the Corporation to accept the proxy's appointment unless (i) the Corporation had notice that the appointment was coupled with an interest and notice that the interest is extinguished is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment or (ii) other notice of the revocation of the appointment is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. Other notice of revocation may, in the discretion of the Corporation, be deemed to include the appearance at a shareholders meeting of the shareholder who granted the proxy appointment and such shareholder voting in person on any matter subject to a vote at such meeting.

The Corporation shall not be required to recognize an appointment made irrevocable if it has received a writing revoking the appointment signed by the shareholder either personally or by the shareholder's attorney-in-fact notwithstanding that the revocation may be a breach of an obligation of the shareholder to another person not to revoke the appointment. A transferee for value of shares subject to an irrevocable appointment may revoke the appointment if the transferee did not know of its existence when he acquired the shares and the irrevocable appointment was not noted on the certificate representing the shares.

The death or incapacity of the shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy's authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercised his authority under the appointment.

Subject to the provisions of Section 10 below or any express limitation on the proxy's authority appearing on the appointment form, the Corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

9. **Voting Rights**. Except to the extent that the voting rights of the shares of any class or series are otherwise established, limited or denied by the Articles of Incorporation and except as otherwise required by law, each outstanding share, regardless of class, shall be entitled to one vote and each fractional share is entitled to a corresponding fractional vote on each matter requiring a vote of shareholders.

At each election for directors every shareholder of record entitled to vote at such election shall have the right to vote in person or by proxy the number of votes to which such shareholder is entitled for as many persons as there are directors to be elected and for whose election he has a right to vote. Cumulative voting shall not be permitted for any purpose.

Shares of the Corporation are not entitled to be voted if they are owned, directly or indirectly, by another corporation, domestic or foreign, and the Corporation owns, directly or indirectly, a majority of shares entitled to vote for the election of directors of such other corporation. Except as provided in the preceding sentence, shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe or, in the absence of such provision, as the board of directors of such corporation may determine, or in the absence of such determination, by the chief executive officer of such corporation.

If shares having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, voting with respect to the shares shall have the following effect: (i) if only one person votes, his act binds all; (ii) if two or more persons vote, but the vote is evenly split on any particular matter, each faction may vote the shares in question proportionately, or any person voting the shares of a beneficiary, if any, may apply to any court of competent jurisdiction in the State of Colorado to appoint an additional person to act with the persons voting the shares. The shares shall then be voted as determined by a majority of such persons and the person appointed by the court. If a tenancy is held in unequal interests, a majority or even split for the purpose of this Section 9 shall be a majority or even split in interest, except that the effects of voting stated above shall not be applicable if the secretary of the Corporation is given written notice of alternative voting provisions and is furnished with a copy of the instrument or order wherein the alternate voting provisions are stated.

Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

10. **Corporation's Acceptance of Votes**. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the Corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and to give it effect as the act of the shareholder. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation does not correspond to the name of a shareholder, the Corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and to give it effect as the act of the shareholder if:

(a) The shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

(b) The name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the Corporation requests, evidence of fiduciary status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

(c) The name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the Corporation requests, evidence of this status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

(d) The name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the Corporation requests, evidence acceptable to the Corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

(e) Two or more persons are the shareholder as cotenants or fiduciaries and the name signed purports to be the name of at least one of the cotenants or fiduciaries and the person signing appears to be acting on behalf of all the cotenants or fiduciaries; or

(f) The acceptance of the vote, consent, waiver, proxy appointment or proxy appointment revocation is otherwise proper under rules established by the Board that are not inconsistent with the provisions of this Section 10.

The Corporation is entitled to reject a vote, consent, waiver, proxy appointment, or proxy appointment revocation if the Secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder. The Corporation and its officer or agent who accepts or rejects a vote, consent, waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the standards of this Section 10 is not liable in damages for the consequences of the acceptance or rejection.

11. **Quorum and Voting Requirements**. Except as otherwise provided in the Articles of Incorporation or these bylaws, the presence, in person or by proxy, of the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum at meetings of the shareholders. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless the vote of a greater number or voting by classes is required by the Act, the Articles of Incorporation or these bylaws. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless otherwise provided in the Articles of Incorporation or unless a new record date is or shall be set for that adjourned meeting. In the event any shareholder withdraws from a duly organized meeting at which a quorum was initially present, the remaining shares represented shall constitute a quorum for the purpose of continuing to do business, and the affirmative vote of the majority of the remaining shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless the vote of a greater number or voting by classes is required by the Act, the Articles of Incorporation or these bylaws.

12. **Adjournments**. If less than a quorum of shares entitled to vote is represented at any meeting of the shareholders, a majority of the shares so represented may adjourn the meeting from time to time without further notice, for a period not to exceed one hundred twenty (120) days at any one adjournment. At such adjourned meeting at which a quorum shall be present or represented, any business

may be transacted which might have been transacted at the meeting as originally notified. Any meeting of the shareholders may adjourn from time to time until its business is completed.

13. **Action by Shareholders Without Meeting.** Any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting, without prior notice and without a vote if all of the shareholders entitled to vote thereon consent to such action in writing. Action taken under this Section 13 shall be effective as of the date the Corporation receives writings describing and consenting to the action signed by all of the shareholders entitled to vote with respect to the action, unless all of the writings state another date as the effective date of the action in which case such other date shall be the effective date of the action. Any such writings may be received by the Corporation by electronically transmitted facsimile or other form of wire or wireless communication providing the Corporation with a complete copy thereof, including a copy of the signature thereto. Any shareholder who has signed a writing describing and consenting to action taken pursuant to this Section 13 may revoke such consent by a writing signed by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, but only if such writing is received by the Corporation prior to the date the last writing necessary to effect the action is received by the Corporation. Action taken under this Section 13 has the same effect as action taken at a meeting of shareholders and may be described as such in any document.

14. **Meetings by Telecommunication**. Any or all of the shareholders may participate in an annual or special shareholders' meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

ARTICLE III
Board of Directors

1. **Number, Qualifications and Term of Office**. Except as otherwise provided in the Articles of Incorporation or the Act, the business and affairs of the Corporation shall be managed by a Board, consisting of at least one (1), but not more than twelve (12), members. Each director shall be a natural person of the age of eighteen years or older, but does not need to be a resident of the State of Colorado or a shareholder of the Corporation. The Board, by resolution, may increase or decrease the number of directors from time to time. Except as otherwise provided in these bylaws, each director shall be elected at each annual meeting of shareholders and shall hold such office until the next annual meeting of shareholders and until his or her successor shall be elected and shall qualify. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

2. **Performance of Duties.** Pursuant to the provisions of the Act, a director shall perform his duties as a director, including his duties as a member of any committee of the Board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

3. **Vacancies.** Any director may resign at any time by giving written notice to the Corporation. A resignation of a director is effective when the notice is received by the Corporation unless the notice specifies a later effective date. Unless otherwise specified in the notice, the acceptance of such resignation by the Corporation shall not be necessary to make it effective. Any vacancy on the Board may be filled by the affirmative vote of a majority of the remaining Board even if less than a quorum is remaining in office. If a vacancy occurs on a Board, including a vacancy resulting from an increase in the number of directors: (a) the shareholders may fill the vacancy; (b) the Board may fill the vacancy; or (c) if the directors remaining in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

Notwithstanding the foregoing, if the vacant office was held by a director elected by a voting group of shareholders: (a) if one or more of the remaining directors were elected by the same voting group, only such directors are entitled to vote to fill the vacancy if it is filled by directors, and they may do so by the affirmative vote of a majority of such directors remaining in office; and (b) only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders.

4. **Removal**. At a meeting of shareholders called expressly for that purpose, the entire Board or any individual directors may be removed from office without assignment of cause by a vote of the majority of the shares entitled to vote on election of directors. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove that director.

5. **Compensation and Expenses**. The Board may fix compensation of the directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. The Corporation shall reimburse directors for all reasonable and properly documented expenses incurred by them in the conduct of their duties and responsibilities as a director of the Corporation in accordance with Corporation policy.

ARTICLE IV
Meetings of the Board

1. **Place of Meetings**. The regular or special meetings of the Board or of any committee designated by the Board shall be held at the principal office of the Corporation or at such other place within or without the State of Colorado as the Board may designate from time to time.

2. **Regular Meetings**. The Board shall meet each year immediately before or after and at the same place as the annual meeting of the shareholders for the purpose of electing officers and transacting such other business as may come before the meeting. The Board or any committee designated by the Board may provide, by resolution, for the holding of additional regular meetings without other notice than such resolution.

3. **Special Meetings**. Special meetings of the Board or of any committee designated by the Board may be called at any time by the chairman of the Board, if any, by the chief executive officer, or by three or more members of the Board or of any such committee, as the case may be, provided that if any such committee consists of less than four members, then a special meeting of such committee may be called by a majority of the members thereof.

4. **Notice of Meetings**. Notice of the regular meetings of the Board or of any committee designated by the Board need not be given. Except as otherwise provided by these bylaws or the laws of the State of Colorado, written notice of each special meeting of the Board or of any such committee setting forth the time, date and the place of the meeting shall be given to each director not less than two (2) days prior to the date and time fixed for the meeting. Notice of any special meeting may be either personally delivered or mailed to each director at his business address, by telephone (if reasonable under the circumstances) or by notice transmitted by telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication. If mailed, such notice shall be deemed to be given and to be effective on the earlier of (i) the date such notice is received; (ii) three (3) days after such notice is deposited in the United States mail properly addressed, or (iii) the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, and the receipt is signed on behalf of the addressee. If notice be given by telephone (if reasonable under the circumstances), telex, electronically transmitted facsimile or other similar form of wire or wireless communication, such notice shall be deemed to be given and to be effective when sent, and with respect to a telegram, such notice shall be deemed to be given and to be effective when the telegram is delivered to the telegraph company. If a director has designated in writing one or more reasonable addresses or facsimile numbers for delivery of notice to him, notice sent by mail, telegraph, telex, electronically transmitted facsimile or other form of

wire or wireless communication shall not be deemed to have been given or to be effective unless sent to such addresses or facsimile numbers, as the case may be. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice or waiver of notice of such meeting.

5. **Waiver of Notice.** A director may, in writing, waive notice of any special meeting of the Board or of any committee designated by the Board either before, at, or after the meeting and his waiver shall be deemed the equivalent of giving notice. Such waiver shall be delivered to the Corporation for filing with the corporate records. A director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless: (i) at the beginning of the meeting or promptly upon the director's later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting; or (ii) if special notice was required of a particular purpose pursuant to section 7-108-203(2) of the Act, the director objects to transacting business with respect to the purpose for which such special notice was required and does not thereafter vote for or assent to action taken at the meeting with respect to such purpose.

6. **Quorum and Voting Requirements**. At meetings of the Board or of any committee designated by the Board a majority of the number of directors fixed by these bylaws, or a majority of the members of any such committee, as the case may be, shall be necessary to constitute a quorum for the transaction of business. If the number of directors is not fixed, then a majority of the number in office immediately before the meeting begins shall constitute a quorum. If a quorum is present, the act of the majority of directors present shall be the act of the Board or of any such committee, as the case may be, unless the act of a greater number is required by these bylaws, the Articles of Incorporation or the Act.

7. **Presumption of Assent**. A director who is present at a meeting of the Board or a committee thereof when action is taken is deemed to have assented to the action taken unless: (i) the director objects at the beginning of such meeting or promptly upon his arrival, to the holding of the meeting or the transacting of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting; (ii) the director contemporaneously requests that his dissent or abstention as to any specific action taken be entered in the minutes of such meeting; or (iii) the director causes written notice of his dissent or abstention as to any specific action to be received by the presiding officer of such meeting before its adjournment or to the secretary within 15 minutes after adjournment of such meeting. The right of dissent or abstention as to a specific action taken in a meeting of a Board or a committee thereof is not available to a director who votes in favor of the action taken.

8. **Committees**. The Board may, by a resolution adopted by a majority of the Board, designate one (1) or more of its members to constitute an executive committee and one or more other committees, each of which shall have and may exercise all of the authority of the Board or such lesser authority as may be set forth in said resolution; except that no such committee shall have the authority of the Board to: (i) authorize or declare dividends or distributions; (ii) approve or propose to shareholders actions or proposals required by the Act to be approved by shareholders; (iii) fill vacancies on the Board or any committee thereof; (iv) adopt, amend or repeal these bylaws; (v) approve a plan of merger not requiring shareholder approval; (vi) reduce earned or capital surplus; (vii) authorize or approve the reacquisition of shares unless pursuant to a general formula method specified by the Board; or (viii) authorize or approve the issuance or sale of, or any contract to issue or sell, shares or designate the terms of a series or a class of shares, except that the Board may authorize a committee or an officer to do so within limits specifically prescribed by the Board. If any such delegation of the authority of the Board is made as provided herein, all references to the Board contained in these bylaws, the Articles of Incorporation, the Act or any other applicable law or regulation relating to the authority so delegated shall be deemed to refer to such committee.

Neither the designation of any such committee, the delegation of authority to such committee, nor any action by such committee pursuant to its authority shall alone constitute compliance by any

member of the Board with the standards of conduct described in these bylaws or section 7-108-401 of the Act.

9. **Action by Directors Without Meeting**. Any action required or permitted be taken at a Board meeting or a meeting of any committee thereof may be taken without a meeting if all members thereof consent to such action in writing and such writing is delivered to the secretary of the Corporation for inclusion in the minutes or for filing with the corporate records. Action taken under this Section 9 is effective at the time the last director signs a writing describing the action taken unless the directors establish a different effective date, and unless, before such time, a director has revoked his consent by a writing signed by the director and received by the Corporation. Action taken pursuant to this Section 9 has the same effect as action taken at a meeting of the directors or committee members and may be described as such in any document.

10. **Meeting by Telecommunication**. One or more members of the Board or any committee designated by the Board may participate in a meeting by or conduct the meeting through the use of any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

ARTICLE V
Standards of Conduct

1. **Standards of Conduct**. Each director shall discharge his or her duties as a director, including the director's duties as a member of a committee, and each officer with discretionary authority shall discharge the officer's duties under that authority: (i) in good faith; (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and (iii) in a manner the director or officer reasonably believes to be in the best interests of the Corporation.

2. **Reliance**. In discharging his duties, a director or officer is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by (i) one or more officers or employees of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel, a public accountant, or other person as to matters which the director or officer reasonably believes to be within such persons' professional or expert competence, or (iii) in the case of a director, a committee of the Board of which the director is not a member if the director reasonably believes the committee merits confidence.

ARTICLE VI
Officers and Agents

1. **General**. The officers of the Corporation shall consist of a chairman of the Board, a chief executive officer, a president and a secretary and, in the discretion of the Board, a treasurer; in addition, one or more vice presidents, and such other officers, assistant officers, agents and employees that the Board may from time to time deem necessary may be elected by the Board or be appointed in a manner prescribed by the Board. Two or more offices may be held by the same person. Officers shall hold office until their successors are duly elected or appointed and shall have qualified, unless they are sooner removed from office as provided in these bylaws. All officers of the Corporation shall be natural persons of the age of eighteen years or older. Officers of the Corporation need not be residents of the State of Colorado or directors or shareholders of the Corporation.

2. **General Duties**. All officers and agents of the Corporation, as between themselves and the Corporation, shall have such authority and shall perform such duties in the management of the Corporation as may be provided in these bylaws or as may be determined by resolution of the Board not inconsistent with these bylaws. In all cases where the duties of any officer, agent or employee are not prescribed by the bylaws or by the Board, such officer, agent or employee shall follow the orders and

instructions of the chief executive officer. Whenever an officer is absent, or whenever, for any reason, the Board may deem it desirable, the Board may delegate the powers and duties of an officer to any one or more officers or directors.

3. **Vacancies**. When a vacancy occurs in one of the executive offices by reason of death, resignation or otherwise, it shall be filled by a resolution of the Board. The officer so selected shall hold office until his or her successor is duly elected or appointed and shall have qualified.

4. **Salaries**. The salaries of the officers of the Corporation may be fixed by the Board, or by any committee designated by the Board, or, in the absence of contrary resolution or action by the Board, by the chief executive officer.

5. **Resignation**. An officer may resign at any time by giving written notice of resignation to the Corporation. A resignation of an officer is effective when the notice is received by the Corporation unless the notice specifies a later effective date. If a resignation is made effective at a later date, the Board may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until the effective date, or the Board may remove the officer at any time before the effective date and may fill the resulting vacancy.

6. **Removal**. Any officer of this Corporation may be removed by the Board or the Chief Executive Officer whenever in its judgment the best interests of the Corporation may be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer, agent or employee shall not, of itself, create contract rights.

7. **Chairman of the Board**. The chairman of the Board, if any, shall preside as chairman at meetings of the shareholders and the Board. He shall, in addition, have such other duties as the Board may prescribe that he perform. At the request of the chief executive officer, the chairman of the Board may, in the case of the chief executive officer's absence or inability to act, temporarily act in his place. In the case of death of the chief executive officer or in the case of his absence or inability to act without having designated the chairman of the Board to act temporarily in his place, the chairman of the Board shall perform the duties of the chief executive officer, unless the Board, by resolution, provides otherwise. If the chairman of the Board shall be unable to act in place of the chief executive officer, the president may exercise such powers and perform such duties as provided below.

8. **Chief Executive Officer**. The chief executive officer shall, subject to the direction and supervision of the Board, be the most senior officer of the Corporation and shall have primary, general and active control of its affairs and business and general supervision of its officers, agents and employees. He shall have authority to expend Corporation funds, to incur debt on behalf of the Corporation, and to acquire and dispose of property, real and personal, tangible and intangible. In the event the position of chairman of the Board shall not be occupied or the chairman shall be absent or otherwise unable to act, the chief executive officer shall preside at meetings of the shareholders and directors and shall discharge the duties of the presiding officer. He shall, unless otherwise directed by the Board, attend in person or by substitute appointed by him, or shall execute on behalf of the Corporation written instruments appointing a proxy or proxies to represent the Corporation at all meetings of the shareholders of any other corporation in which the Corporation shall hold any stock. He may, on behalf of the Corporation, in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the chief executive officer, in person or by substitute or by proxy as aforesaid, may vote the stock so held by the Corporation and may execute written consents and other instruments with respect to such stock and may exercise any and all rights and powers incident to the ownership of said stock, subject however to the instructions, if any, of the Board. The chief executive officer shall have custody of the treasurer's bond, if any.

9. **President**. The president shall assist the chief executive officer, as directed by the Board or the chief executive officer, and shall perform such duties as may be assigned to him from time to

time by the Board or the chief executive officer. If the office of chief executive officer is vacant, the president shall have the powers and perform the duties of chief executive officer until such vacancy is filled by the Board.

10. **Vice Presidents**. Each vice president shall have such powers and perform such duties as the Board may from time to time prescribe or as the chief executive officer may from time to time delegate to him. At the request of the chief executive officer, in the case of the president's absence or inability to act, any vice president may temporarily act in the president's place. In the case of the death of the president, or in the case of his absence or inability to act without having designated a vice president or vice presidents to act temporarily in his place, the Board, by resolution, may designate a vice president or vice presidents, to perform the duties of the president.

11. **Secretary**. The secretary shall keep or cause to be kept in books, provided for that purpose, the minutes of the meetings of the shareholders, executive committee, if any, and any other committees, and of the Board; shall see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; shall be custodian of the records and of the seal of the Corporation and see that the seal is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized and in accordance with the provisions of these bylaws; and, in general, shall perform all duties incident to the office of secretary and such other duties as may, from time to time, be assigned to him by the Board or by the president. In the absence of the secretary or his inability to act, the assistant secretaries, if any, shall act with the same powers and shall be subject to the same restrictions as are applicable to the secretary.

12. **Treasurer**. The treasurer shall have custody of corporate funds and securities. He shall keep full and accurate accounts of receipts and disbursements and shall deposit all corporate monies and other valuable effects in the name and to the credit of the Corporation in the depository or depositories of the Corporation, and shall render an account of his transactions as treasurer and of the financial condition of the Corporation to the chief executive officer, president and/or the Board upon request. Such power given to the treasurer to deposit and disburse funds shall not, however, preclude any other officer or employee of the Corporation from also depositing and disbursing funds when authorized to do so by the Board. The treasurer shall, if required by the Board, give the Corporation a bond in such amount and with such surety or sureties as may be ordered by the Board for the faithful performance of the duties of his office. The treasurer shall have such other powers and perform such other duties as may be from time to time prescribed by the Board or the chief executive officer or such other person appointed from time to time by the chief executive officer. In the absence of the treasurer or his inability to act, the assistant treasurers, if any, shall act with the same authority and shall be subject to the same restrictions as are applicable to the treasurer.

ARTICLE VII
Conflicts of Interests

1. **Director Transactions.** No contract or transaction between the Corporation and one or more of its directors or officers, or any other corporation, partnership, association or other organization in which one or more of its directors or officers is a director or officer or is financially interested shall be either void or voidable or be enjoined, set aside, or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the Corporation, solely because the contract or transaction involves a director of the Corporation or an entity in which a director of the Corporation is a director or officer or has a financial interest or solely because the director is present at or participates in the meeting of the Board or of a committee thereof which authorizes, approves, or ratifies the contract or transaction or solely because the director's vote is counted for such purpose if:

(a) **Disclosure**. The material facts of such relationship, interest, contract or transaction are disclosed to or known by the Board or committee thereof, that in good faith authorizes, approves, or ratifies the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum;

(b) **Specific Authorization**. The material facts of such relationship, interest, contract or transaction are disclosed to or known by the shareholders entitled to vote thereon, and the contract or transaction is specifically authorized, approved or ratified in good faith by vote of the shareholders; or

(c) **Fairness**. The relationship, interest, contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee thereof, or the shareholders.

Interested directors may be counted in determining the presence of a quorum at a meeting of the Board or a committee thereof which authorizes, approves or ratifies such contract or transaction.

2. **Notice**. Neither the Board nor a committee thereof shall authorize a loan by the Corporation to a director or to an entity in which a director of the Corporation is a director or officer or has a financial interest, or a guaranty by the Corporation of an obligation of a director of the Corporation or of an obligation of an entity in which a director of the Corporation is a director or officer or has a financial interest until at least ten (10) days after written notice of the proposed authorization of the loan or guaranty has been given to the shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders.

ARTICLE VIII
Indemnification of Officers, Directors and Others

1. **Definitions**. Unless the context of this Article VIII indicates otherwise, initially capitalized terms used herein shall have the meanings given in section 7-109-101 of the Act.

2. **Standards for Indemnification**.

(a) **General**. The Corporation, subject to the exceptions and limitations and in accordance with the procedures set forth in this Article VIII, shall indemnify against Liability, to the fullest extent authorized by the Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), incurred in any Proceeding by an individual made a Party to the Proceeding because he is or was a Director or officer of the Corporation or any subsidiary of the Corporation (an "**Indemnitee**") if: (i) he conducted himself in good faith; (ii) he reasonably believed: (A) in the case of conduct in his Official capacity with the Corporation, that his conduct was in the Corporation's best interests; or (B) that in all other cases, that his conduct was at least not opposed to the Corporation's best interests; and (iii) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

(b) **Cases in Which the Corporation Shall Not Indemnify**. Notwithstanding Section 2(a) above, the Corporation shall not indemnify an Indemnitee (i) in connection with a Proceeding by or in the right of the Corporation in which the Indemnitee was adjudged liable to the Corporation; or (ii) in connection with any Proceeding charging that the Indemnitee derived an improper personal benefit, whether or not involving action in an Official capacity, in which he was adjudged liable on the basis that he derived and improper personal benefit.

(e) **Reasonable Expenses Only**. Indemnification under this Section 2 in connection with a Proceeding by or in the right of the Corporation shall in all instances be limited to reasonable expenses incurred in connection with a Proceeding.

3. **Indemnification Procedure**.

(a) **Authorization of Indemnification Required.** The Corporation shall not (i) indemnify an Indemnitee unless authorized in the specific case by the Board and the Board has made a

determination that the Indemnitee has met the standard of conduct set forth in Section 2(a), and in the manner provided in 3(b) below, or (ii) advance expenses to a director unless authorized in the specific case by the Board, the director has complied with the requirements of Section 4, and the Board has made the determination required by Section 4 below.

(b) **Determination by the Board of Directors**. The determinations required to be made by Section 3(a) shall be made: (i) by the Board by a majority vote of those present at a meeting at which a quorum is present, and only those directors not Parties to the Proceeding shall be counted in satisfying the quorum; or (ii) if a quorum cannot be obtained, by a majority vote of a committee of the Board designated by the Board, which committee shall consist of two or more directors not Parties to the Proceeding; except that directors who are Parties to the Proceeding may participate in the designation of directors for the committee.

(c) **Determination by Body Other Than the Board of Directors**. If a quorum cannot be obtained or the committee cannot be established under Section 3(b), or even if a quorum is obtained or a committee designated if such quorum or committee so directs, the determination required to be made by Section 3(a) shall be made: (i) by independent legal counsel selected by a vote of the Board or the committee in the manner specified in Section 3(b) or, if a quorum of the full Board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full Board; or (ii) by the shareholders. If the required determination is made by independent legal counsel, authorization of indemnification and evaluation as to advance of expenses shall be made by the body that selected said counsel.

4. **Advance or Reimbursement of Expenses**. The Corporation shall pay for or reimburse the reasonable and properly documented expenses incurred by an Indemnitee who is a Party to a Proceeding because he is or was a Director or officer of the Corporation or any subsidiary of the Corporation, in advance of the final disposition of the Proceeding if: (i) the Indemnitee furnishes the Corporation a written affirmation of his good-faith belief that he has met the standard of conduct described in Section 2(a) above; (ii) the Indemnitee furnishes the Corporation a written undertaking, executed personally or on his behalf, to repay the advance if it is determined that he did not meet such standard of conduct, which undertaking shall be an unlimited general obligation of the Indemnitee, but need not be secured and may be accepted without reference to financial ability to make repayment; and (iii) a determination is made that the facts then known to those making the determination would not preclude indemnification under this Section 4.

5. **Employees and Agents**. The Corporation shall indemnify and advance expenses, pursuant to Sections 2 and 4 of this Article VIII to an officer, fiduciary, agent or employee of the Corporation who is not an Indemnitee, in defense of any Proceeding to which he was a Party by reason of his employment by or relationship with the Corporation, to the same extent as an Indemnitee; and

6. **Report to Shareholders**. Any indemnification of or advance of expenses to a Director in accordance with this Article VIII, if arising out of a proceeding by or on behalf of the Corporation, shall be reported in writing to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the Board, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

7. **Governing Law**. This Article VIII shall be governed by and construed in accordance with sections 7-109-101 to 7-109-110, inclusive, of the Act, as amended from time to time (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto).

8. **Non-Exclusivity of Rights**. The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may

have or hereafter acquire The Corporation's Articles of Incorporation shall govern any conflict with this Article VIII.

ARTICLE IX
Share Certificates and the Transfer of Shares

1. **Certificates Representing Shares**. The shares may but need not be represented by certificates. Unless the Act or another law expressly provides otherwise, the fact that the shares are not represented by certificates shall have no effect on the rights and obligations of shareholders of the Corporation. If the shares are represented by certificates, such certificates shall state on its face (i) the name of the Corporation and that the corporation is incorporated under the law of the state of Colorado; (ii) the name of the person to whom the certificate is issued; and (iii) the number and class of shares and the designation of the series, if any, the certificate represents. Otherwise, such certificates shall be in a form approved by the Board, consecutively numbered, and signed in the name of the Corporation by the chairman of the Board, the chief executive officer or the president and by the treasurer or an assistant treasurer or by the secretary or an assistant secretary, and shall be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or an employee of the Corporation. In case any officer who has signed such certificate shall have ceased to be such officer before such certificate is issued, the certificate shall nevertheless be valid.

If the Corporation issues different classes of shares or different series within a class, the share certificate shall contain a summary, on the front or the back, of the designations, preferences, limitations, and relative rights applicable to each class, the variations in preferences, limitations, and rights determined for each series, and the authority of the Board to determine variations for future classes or series. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish to the shareholder this information on request in writing and without charge.

2. **Shares Without Certificates**. The Board may authorize the issuance of some or all of the shares of any class or series without certificates. Such authorization shall not affect shares already represented by certificates until they are surrendered to the Corporation. Within a reasonable time after the issuance or transfer of shares without certificates, the Corporation shall send to the shareholder a written statement of the information required by the Act.

3. **Issuance of Shares**. Except as provided in the Articles of Incorporation, the Board may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the Corporation, including cash, promissory notes, services performed and other securities of the Corporation. Before the Corporation issues shares, the Board shall determine that the consideration received or to be received for the shares to be issued is adequate. Such determination, in the absence of fraud, is conclusive insofar as the adequacy of such consideration relates to whether the shares are validly issued, fully paid and nonassessable. The promissory note of a subscriber or an affiliate of a subscriber for shares shall not constitute consideration for the shares unless the note is negotiable and is secured by collateral other than the shares, having a fair market value at least equal to the principal amount of the note. For the purposes of this Section 3, "promissory note" means a negotiable instrument on which there is an obligation to pay independent of collateral and does not include a nonrecourse note.

4. **Lost Certificates**. The Board may direct a new certificate to be issued in place of a certificate alleged to have been destroyed or lost if the owner makes an affidavit or affirmation of that fact and produces such evidence of loss or destruction as the Board may require. The Board, in its discretion, may as a condition precedent to the issuance of a new certificate require the owner to give the Corporation a bond in such form and amount and with such surety as it may determine as indemnity against any claim that may be made against the Corporation relating to the certificate allegedly destroyed or lost.

5. **Stock Ledger**. An appropriate stock journal and ledger shall be kept by the secretary or such registrars or transfer agents as the Board by resolution may appoint in which all transactions in the shares of stock of the Corporation shall be recorded.

6. **Transfer of Shares**. Shares of the Corporation shall only be transferred on the stock transfer books of the Corporation by the holder of record thereof upon the surrender to the Corporation of the share certificates duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer and such documentary stamps as may be required by law. In that event, the surrendered certificates shall be cancelled, new certificates issued to the persons entitled to them, and the transaction recorded on the books of the Corporation.

7. **Registered Shareholders**. The Corporation shall be entitled to treat the registered holder of any shares of the Corporation as the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any person other than the registered holder, including without limitation any purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such other person becomes the registered holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the claimed interest of such other person.

8. **Notice of Restriction on Transfer**. Notice of any restriction on the transfer of the stock of the Corporation shall be placed on each certificate of stock issued.

ARTICLE X
Insurance

By action of the Board, notwithstanding any interest of the directors in the action, the Corporation may purchase and maintain insurance, in such scope and amounts as the Board deems appropriate, on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation, or who, while a director, officer, employee, fiduciary or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company or other enterprise or employee benefit plan, against any liability asserted against, or incurred by, him in that capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the Act. Any such insurance may be procured from any insurance company designated by the Board, whether such insurance company is formed under the laws of the State of Colorado or any company in which the Corporation has an equity interest or any other interest, through stock ownership or otherwise.

ARTICLE XI
Seal and Fiscal Year

1. **Seal**. The corporate seal shall have incribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Colorado". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

2. **Fiscal Year**. The fiscal year of the Corporation shall be determined by the Board. Said fiscal year may be changed from time to time by the Board in its discretion.

ARTICLE XII
Dividends

Dividends shall be declared and paid out of the net profits and surplus of the Corporation as often and at such times as the Board may determine, taking into account reserve, capital and other needs of the Corporation. No unclaimed dividend shall bear interest against the Corporation. Dividends of

capital stock may also be declared when, in the judgment of the Board, it is considered proper and in the interests of the Corporation.

ARTICLE XIII
Amendments

1. **Amendment of bylaws by board of directors or shareholders**. The Board may amend these bylaws at any time to add, change, or delete a provision, unless: (a) the Act or the Articles of Incorporation of the Corporation reserve such power exclusively to the shareholders in whole or part; or (b) a particular bylaw expressly prohibits the Board from doing so. The shareholders may amend the bylaws even though the bylaws may also be amended by the Board.

2. **Bylaw changing quorum or voting requirement for shareholders.**

(a) If authorized by the Company's Articles of Incorporation, the shareholders may amend the bylaws to fix a greater quorum or voting requirement for shareholders, or voting groups of shareholders, than is required by the Act. An amendment to the bylaws to add, change, or delete a greater quorum or voting requirement for shareholders shall meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever are greater.

(b) A bylaw that fixes a greater quorum or voting requirement for shareholders under Section 2(a) shall not be amended by the Board.

3. **Bylaw changing quorum or voting requirement for directors.**

(a) A bylaw that fixes a greater quorum or voting requirement for the Board may be amended: (i) if adopted by the shareholders, only by the shareholders; or (ii) if adopted by the Board, either by the shareholders or by the Board.

(b) A bylaw adopted or amended by the shareholders that fixes a greater quorum or voting requirement for the Board may provide that it may be amended only by a stated vote of either the shareholders or the Board.

(c) Action by the Board under this Section 3(a) to adopt or amend a bylaw that changes the quorum or voting requirement for the Board shall meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

ARTICLE XIV
Miscellaneous

1. **Gender**. Whenever required by the context, the singular shall include the plural, the plural the singular, and one gender shall include all genders.

2. **Invalid Provision**. The invalidity or unenforceability of any particular provision of these bylaws shall not affect the other provisions herein, and these bylaws shall be construed in all respects as if such invalid or unenforceable provision was omitted.

3. **Governing Law**. These bylaws shall be governed by and construed in accordance with the laws of the State of Colorado.

I, ____________________________, as Secretary of Advance Nanotech, Inc., hereby certify that the foregoing Amended and Restated Bylaws were adopted by the Board of the Corporation effective as of _________________, 20___.

/s/ ______________________________

______________________, Secretary

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